UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2009

K-V Pharmaceutical Company
(Exact name of Registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2503 South Hanley Road
St. Louis, MO	63144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     As previously disclosed, K-V Pharmaceutical Company (the “Company”) was named as a defendant in three patent infringement cases brought by Purdue Pharma L.P., The P.F. Laboratories, Inc. and Purdue Pharmaceuticals L.P. (collectively, “Purdue”).
Litigation History
     On January 16, 2007, after the Company filed an Abbreviated New Drug Application (“KV ANDA”) with the U.S. Food and Drug Administration (“FDA”) seeking permission to market generic versions of the 10 mg, 20 mg, 40 mg and 80 mg dosage strengths of OxyContin®, a controlled-release oxycodone product marketed and sold under NDA No. 20-553 (“OxyContin”), in extended-release tablet form, Purdue filed a lawsuit in the U.S. District Court for the District of Delaware against the Company and an unrelated third party for patent infringement under the provisions of the Drug Price Competition and Patent Term Restoration Act of 1984, known as the “Hatch-Waxman Act,” with respect to three Purdue patents. In the Company’s Paragraph IV certification set forth in the KV ANDA, the Company contended that Purdue’s patents were invalid, unenforceable, or would not be infringed by the Company’s proposed generic versions of OxyContin. On February 12, 2007, Purdue filed a second patent infringement lawsuit against the Company in the same court, asserting patent infringement under the same three patents with respect to the Company’s filing of an amendment to its KV ANDA with FDA to sell a generic equivalent of Purdue’s OxyContin, 30 mg and 60 mg dosage strengths, product. On June 6, 2007, Purdue filed a third patent infringement lawsuit against the Company in the U.S. District Court for the Southern District of New York (the “NY District Court”), asserting infringement under the same three Purdue patents with respect to the Company’s filing of an amendment to its KV ANDA with FDA to sell a generic equivalent of Purdue’s OxyContin, 15 mg dosage strength, product. The two lawsuits filed in federal court in Delaware were transferred to the NY District Court for multi-district litigation purposes.
     Pursuant to the Hatch-Waxman Act, the filing of the patent infringement lawsuits against the Company by Purdue instituted an automatic stay of any FDA approval of the KV ANDA, on a dosage strength-by-dosage strength basis, until the earlier of a judgment, or 30 months from the date that Purdue received notice from the Company that the KV ANDA had been submitted to the FDA.
     In connection with the above-referenced litigation, on June 9, 2009, the Company entered into a Settlement Agreement with Purdue (the “Settlement Agreement”). In connection with the Settlement Agreement, the Company and Purdue also entered into a Patent License Agreement (the “Patent License Agreement”) and a Distribution and Supply Agreement (the “Distribution Agreement”).
Settlement Agreement
     Pursuant to the Settlement Agreement, the Company and Purdue agreed to a complete settlement of Civil Actions No. 07 Civ. 3972, 07 Civ. 3973 and 07 Civ. 4810 (SHS) in the NY District Court regarding, among other things, the validity and enforceability of United States Patents No. 5,508,042 (the “’042 Patent”), 5,226,331, 5,549,912 and 5,656,295 relating to OxyContin (collectively, the “Purdue Patents”) as well as the alleged patent infringement by the Company. The Company has also agreed to no longer dispute, among other things, the validity, enforceability or infringement of the Purdue Patents and to make, use or sell generic versions of controlled-release oxycodone product, including OxyContin, that are described in the KV ANDA (the “Company Product”) only in accordance with the Patent License Agreement.
Patent License Agreement
     Pursuant to the terms of the Patent License Agreement, dated as of June 9, 2009, Purdue granted to the Company a limited, non-exclusive, royalty-bearing, non-transferable (except as permitted by the Patent License Agreement) license of limited duration under the ‘042 Patent (the “License”) to manufacture and sell, in the United States, a certain amount of various dosage strengths of the Company

Product under the KV ANDA. The Company will pay Purdue a royalty fee as set forth in the Patent License Agreement. The License terminates upon certain circumstances, including upon the effectiveness of the Distribution Agreement.
Distribution Agreement
     Pursuant to the Distribution Agreement, dated as of June 9, 2009, the Company has been appointed, based on certain contingencies, as an authorized, non-exclusive distributor in the United States of certain generic versions of OxyContin specified in the Distribution Agreement (the “Product”). The Company or Purdue may elect for the Distribution Agreement to become effective within a period of time specified in the Distribution Agreement, so long as the KV ANDA has not yet been approved by the FDA. The Company has agreed to take all actions reasonably necessary to obtain FDA approval of the KV ANDA as soon as reasonably practicable. Pursuant to the terms of the Distribution Agreement, Purdue will provide the Company with a specified amount of the Product to be distributed by the Company on the terms set forth in the Distribution Agreement, and the Company will pay Purdue a royalty fee and will reimburse Purdue the cost of manufacturing of the supplied Product.
     The foregoing description of the Settlement Agreement, the Patent License Agreement and the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, the Patent License Agreement and the Distribution Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits
     Attached as exhibits to this form are the documents listed below:

Exhibit No.	Description

10.1	Settlement Agreement, dated as of June 9, 2009, among Purdue Pharma L.P., The P.F. Laboratories, Inc., Purdue Pharmaceuticals L.P. and K-V Pharmaceutical Company.

10.2	Patent License Agreement, dated as of June 9, 2009, among Purdue Pharma L.P., The P.F. Laboratories, Inc., Purdue Pharmaceuticals L.P. and K-V Pharmaceutical Company. *

10.3	Distribution and Supply Agreement, dated as of June 9, 2009, between Purdue Pharma L.P. and K-V Pharmaceutical Company. *

*	Certain confidential information contained in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V PHARMACEUTICAL COMPANY (Registrant)
By:	/s/ Ronald J. Kanterman
	Name:	Ronald J. Kanterman
	Title:	Vice President, Chief Financial Officer and Treasurer

Date: June 9, 2009

Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement, dated as of June 9, 2009, among Purdue Pharma L.P., The P.F. Laboratories, Inc., Purdue Pharmaceuticals L.P. and K-V Pharmaceutical Company.

10.2	Patent License Agreement, dated as of June 9, 2009, among Purdue Pharma L.P., The P.F. Laboratories, Inc., Purdue Pharmaceuticals L.P. and K-V Pharmaceutical Company. *

10.3	Distribution and Supply Agreement, dated as of June 9, 2009, between Purdue Pharma L.P. and K-V Pharmaceutical Company. *

*	Certain confidential information contained in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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